UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	March 30, 2012

AMBASSADORS INTERNATIONAL, INC.
______________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or other jurisdiction	(Commission	(IRS Employer ID
of incorporation)	File Number)	Number)

2101 4th Avenue, Suite 210 Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(206) 292-9606

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

By letter dated March 30, 2012, Eugene I. Davis, President, Treasurer and sole director of Ambassadors International, Inc. (the “Company”), resigned from all positions held with the Company and its subsidiaries, effective March 31, 2012.   As a result of Mr. Davis’ resignation, after March 31, 2012, the Company will not have any officers or directors.

As previously disclosed, effective March 14, 2012, pursuant to an order of the United States Bankruptcy Court for the District of Delaware (the “Conversion Order”), the Chapter 11 bankruptcy proceedings of the Company and its United States subsidiaries were converted from cases under Chapter 11 to cases under Chapter 7 of the United States Bankruptcy Code, and Charles A. Stanziale, Jr., Esq., was appointed Chapter 7 Trustee.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  30,  2012

AMBASSADORS INTERNATIONAL, INC.

By: /s/ Eugene I. Davis
Name: Eugene I. Davis
Title: President